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                                                                    EXHIBIT 10.3


                                 SLEEPY'S, INC.

                             1996 STOCK OPTION PLAN






                  1. PURPOSES OF THE PLAN. This stock option plan (the "Plan") is designed to provide an incentive to key employees (including officers and directors who are key employees), consultants and directors who are not employees of Sleepy's, Inc., a New York corporation (the "Company"), and its present and future subsidiary corporations, as defined in Paragraph 19
("Subsidiaries"), and to offer an additional inducement in obtaining the services of such individuals. The Plan provides for the grant of "incentive stock options" ("ISOs") within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), and nonqualified stock options ("NQSOs"), but the Company makes no warranty as to the qualification of any option as an "incentive stock option" under the Code.


                  2. STOCK SUBJECT TO THE PLAN. Subject to the provisions of Paragraph 12, the aggregate number of shares of Common Stock, $.01 par value per share, of the Company ("Common Stock") for which options may be granted under the Plan shall not exceed 400,000. Such shares of Common Stock may, in the discretion of the Board of Directors of the Company (the "Board of Directors"), consist either in whole or in part of authorized but unissued shares of Common Stock or shares of Common Stock held in the treasury of the Company. The Company shall at all times during the term of the Plan reserve and keep available such number of shares of Common Stock as will be sufficient to satisfy the requirements of the Plan. Subject to the provisions of Paragraph 13, any shares of Common Stock subject to an option which for any reason expires, is cancelled or is terminated unexercised or which ceases for any reason to be exercisable shall again become available for the granting of options under the Plan.


                  3.  ADMINISTRATION OF THE PLAN. The Plan shall be administered by a committee of the Board of Directors consisting of not less than three Directors (the "Committee"). During such time as the Company has a class of equity securities registered under Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), each member of the Committee shall be (a) a "disinterested person" within the meaning of Rule 16b-3 (or any successor rule or regulation) promulgated under the Exchange Act ("Rule 16b-3") until such time as the amendments to Rule 16b-3 adopted by the Securities and Exchange Commission on May 30, 1996 in Release No. 34-37260 become effective with respect to the Plan (the "New Rule Date") and (b) from and after the New Rule Date, a "non-employee director" within the meaning of Rule 16b-3. A majority of the members of the Committee shall constitute a quorum, and the acts of a majority of the members present at any meeting at which a quorum is present, and any acts approved in writing by all members without a meeting, shall be the acts of the Committee.


                  Subject to the express provisions of the Plan, the Committee shall have the authority, in its sole discretion, with respect to Employee Options (as defined in Paragraph 19) and Consultant Options (as defined in Paragraph 19): to determine the key employees and consultants who shall






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receive options; the times when they shall receive options;  whether an Employee
Option shall be an ISO or a NQSO; the number of shares of Common Stock to be subject to each option; the term of each option; the date each option shall become exercisable; whether an option shall be exercisable in whole, in part or in installments, and, if in installments, the number of shares of Common Stock to be subject to each installment; whether the installments shall be cumulative; the date each installment shall become exercisable and the term of each installment; whether to accelerate the date of exercise of any installment; whether shares of Common Stock may be issued on exercise of an option as partly paid, and, if so, the dates when future installments of the exercise price shall become due and the amounts of such installments; the exercise price of each option; the form of payment of the exercise price; whether to restrict the sale or other disposition of the shares of Common Stock acquired upon the exercise of an option and to waive any such restriction; whether to subject the exercise of all or any portion of an option to the fulfillment of contingencies as specified in the Contract (as described in Paragraph 11), including without limitations, contingencies relating to entering into a covenant not to compete with the Company and its Parent and Subsidiaries, to financial objectives for the Company, a Subsidiary, a division, a product line or other category, and/or the period of continued employment of the optionee with the Company or its Subsidiaries, and to determine whether such contingencies have been met; when an optionee is Disabled (as defined in Paragraph 19); and, with respect to Employee Options, Consultant Options and, subject, prior to the New Rule Date, to any limitations under Rule 16b-3, Director Options (as defined in Paragraph 19); to determine the amount, if any, necessary to satisfy the obligation of the Company, a Subsidiary or Parent to withhold taxes or other amounts with respect to the grant, exercise or disposition of an option or the disposition of the underlying shares of Common Stock; the fair market value of a share of Common Stock; to construe the respective Contracts and the Plan; with the consent of the optionee, to cancel or modify an option, provided that the modified provision is permitted to be included in an option granted under the Plan on the date of the modification, and provided, further, that in the case of a modification (within the meaning of Section 424(h) of the Code) of an ISO, such option as modified would be permitted to be granted on the date of such modification under the terms of the Plan; to prescribe, amend and rescind rules and regulations relating to the Plan; from and after the New Rule Date to approve any provision that, under Rule 16b-3, requires the approval of the Board of Directors, a committee of "non-employee directors" or the shareholders to be exempt (unless otherwise specifically provided herein); and to make all other
determinations   necessary  or  advisable  for   administering   the  Plan.  The
determinations of the Committee on the matters referred to in this Paragraph 3 shall be conclusive. Any controversy or claim arising out of or relating to the Plan, any option granted under the Plan or any Contract shall be unilaterally determined by the Committee in its sole discretion. No member or former member of the Committee shall be liable for any action, failure to act or determination made in good faith with respect to the Plan or any option granted hereunder.

                  4. ELIGIBILITY; GRANTS. The Committee may, consistent with the purposes of the Plan, grant Employee Options from time to time, to key employees (including officers and directors who are key employees) and Consultant Options to consultants of the Company or any of its Subsidiaries. Options granted shall cover such number of shares of Common Stock as the Committee may determine; provided, however, that the maximum number of shares of Common Stock for which Employee Options may be granted to any individual during a calendar year under the Plan is 100,000 (the "162(m) Maximum"); and provided, further, that the aggregate market value


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(determined at the time the option is granted) of the shares of Common Stock for which any eligible employee may be granted ISOs under the Plan or any other plan of the Company, or of a Parent or a Subsidiary of the Company, which are exercisable for the first time by such optionee during any calendar year shall not exceed $100,000. The $100,000 ISO limitation shall be applied by taking ISOs into account in the order in which they were granted. Any option (or the portion thereof) granted in excess of such amount shall be treated as a NQSO.


                  Beginning on January 31, 1997 and on each January 31 thereafter during the term of the Plan, each person who is an Outside Director on the immediately preceding December 31 shall be granted an option to purchase 100 shares of Common Stock for each month or portion thereof during the 12-month period ended on such December 31 that such person served as an Outside Director. In addition, on the effective date of the Company's initial public offering, each Outside Director shall be granted an option to purchase 1,200 shares of Common Stock, the exercise price of each such share being hereby determined to be the initial public offering price per share. In the event the remaining shares available for grant under the Plan are not sufficient to grant the Director Options to each such Outside Director in any year, the number of shares subject to the Director Options for such year shall be reduced proportionately. The Committee shall not have any discretion with respect to the selection of Directors to receive Director Options or the amount, the price or the timing with respect thereto.

                  5. EXERCISE PRICE. The exercise price of the shares of Common Stock under each Employee Option and Consultant Option shall be determined by the Committee; provided, however, that the exercise price shall not be less than 100% of the fair market value of the Common Stock subject to such option on the date of grant; and provided, further, that if, at the time an ISO is granted, the optionee owns (or is deemed to own under Section 424(d) of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, of any of its Subsidiaries or of a Parent, the exercise price of such ISO shall not be less than 110% of the fair market value of the Common Stock subject to such ISO on the date of grant. The exercise price of the shares of Common Stock under each Director Option shall be equal to the fair market value of the Common Stock subject to the option on the date of grant.

                  The fair market value of a share of Common Stock on any day shall be (a) if the principal market for the Common Stock is a national securities exchange, the average between the highest and lowest sales prices per share of the Common Stock on such day as reported by such exchange or on a composite tape reflecting transactions on such exchange, (b) if the principal market for the Common Stock is not a national securities exchange and the Common Stock is quoted on The Nasdaq Stock Market ("Nasdaq"), and (i) if actual sales price information is available with respect to the Common Stock, the average between the high and low sales prices per share of the Common Stock on such day on Nasdaq, or (ii) if such information is not available, the average between the highest bid and the lowest asked prices for the Common Stock on such day on Nasdaq, or (c) if the principal market for the Common Stock is not a national securities exchange and the Common Stock is not quoted on Nasdaq, the average between the highest bid and lowest asked prices per share for the Common Stock on such day as reported on the OTC Bulletin Board Service, National Quotation Bureau, Incorporated or a comparable service; provided that if clauses (a), (b) and (c) of this Paragraph are all inapplicable, or if no trades have been made or no quotes are


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available  for such day,  the fair market value of a share of Common Stock shall be determined by the Committee by any method consistent with applicable regulations adopted by the Treasury Department relating to stock options.

                  6. TERM. The term of each Employee Option and Consultant Option granted pursuant to the Plan shall be such term as is established by the Committee, in its sole discretion, as set forth in the applicable Contract; provided, however, that the term of each ISO granted pursuant to the Plan shall be for a period not exceeding 10 years from the date of grant thereof, and provided, further, that if, at the time an ISO is granted, the optionee owns (or is deemed to own under Section 424(d) of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, of any of its Subsidiaries or of a Parent, the term of the ISO shall be for a period not exceeding five years from the date of grant. Employee Options and Consultant Options shall be subject to earlier termination as hereinafter provided. Each Director Option shall be exercisable for a term of 10 years commencing on the date of grant.

                  7. EXERCISE. An option (or any part or installment thereof), to the extent then exercisable, shall be exercised by giving written notice to the Company at its principal office, stating which ISO or NQSO is being exercised, specifying the number of shares of Common Stock as to which such option is being exercised and accompanied by payment in full of the aggregate exercise price therefor (or the amount due on exercise if the Contract permits installment payments) (a) in cash or by certified check or (b) in the case of an Employee Option or a Consultant Option, if the Contract at the time of grant so permits, with previously acquired shares of Common Stock having an aggregate fair market value, on the date of exercise, equal to the aggregate exercise price of all options being exercised, or with any combination of cash, certified check or shares of Common Stock.


                  The Committee may, in its discretion, permit payment of the exercise price of an option by delivery by the optionee of a properly executed exercise notice, together with a copy of his irrevocable instructions to a broker acceptable to the Committee to deliver promptly to the Company the amount of sale or loan proceeds sufficient to pay such exercise price. In connection therewith, the Company may enter into agreements for coordinated procedures with one or more brokerage firms.

                  A person entitled to receive Common Stock upon the exercise of an option shall not have the rights of a shareholder with respect to such shares of Common Stock until the date of issuance of a stock certificate to him for such shares; provided, however, that until such stock certificate is issued, any option holder using previously acquired shares of Common Stock in payment of an option exercise price shall continue to have the rights of a shareholder with respect to such previously acquired shares.


                  In no case may a fraction of a share of Common Stock be purchase or issued under the Plan.

                  8. TERMINATION OF RELATIONSHIP. Except as may otherwise be provided in the applicable Contract, any holder of an Employee Option whose employment with the


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Company (and its Parent and  Subsidiaries)  has  terminated for any reason other than his death or Disability (as defined in Paragraph 19) may exercise such option, to the extent exercisable on the date of such termination, at any time within three months after the date of termination, but not thereafter and in no event after the date the option would otherwise have expired; provided, however, that if his employment shall be terminated either (a) for cause, or (b) without the consent of the Company, said option shall terminate immediately. Employee Options granted under the Plan shall not be affected by any change in the status of the holder so long as he continues to be an employee of the Company, its Parent or any of the Subsidiaries (regardless of having been transferred from one corporation to another).


                  For purposes of the Plan, an employment relationship shall be deemed to exist between an individual and a corporation if, at the time of the determination, the individual was an employee of such corporation for purposes of Section 422(a) of the Code. As a result, an individual on military, sick leave or other bona fide leave of absence shall continue to be considered an employee for purposes of the Plan during such leave if the period of the leave does not exceed 90 days, or, if longer, so long as the individual's right to reemployment with the Company (or a related corporation) is guaranteed either by statute or by contract. If the period of leave exceeds 90 days and the indi-vidual's right to reemployment is not guaranteed by statute or by contract, the employment relationship shall be deemed to have terminated on the 91st day of such leave. In addition, for purposes of the Plan, an optionee's employment with a Subsidiary or Parent of the Company shall be deemed to have terminated on the date such corporation ceases to be a Subsidiary or Parent of the Company.


                  The termination of an optionee's relationship as a consultant of the Company or of a Subsidiary of the Company shall not affect the option except as may otherwise be provided in the Contract. A Director Option may be exercised at any time during its 10 year term. The Director Option shall not be affected by the holder ceasing to be a director of the Company or becoming an employee or consultant of the Company, a Parent or any of its Subsidiaries.

                  Nothing in the Plan or in any option granted under the Plan shall confer on any individual any right to continue in the employ or as a consultant or director of the Company, its Parent or any of its Subsidiaries, or interfere in any way with the right of the Company, its Parent or any of its Subsidiaries to terminate such relationship at any time for any reason
whatsoever   without  liability  to  the  Company,   a  Parent  or  any  of  its
Subsidiaries.

                  9. DEATH OR DISABILITY OF AN OPTIONEE. If an optionee dies (a) while he is employed by the Company, its Parent or any of its Subsidiaries, (b) within three months after the termination of his employment (unless such termination was for cause or without the consent of the Company) or (c) within one year following the termination of his employment by reason of Disability, his Employee Option may be exercised, to the extent exercisable on the date of his death, by his executor, administrator or other person at the time entitled by law to his rights under such option, at any time within one year after death, but not thereafter and in no event after the date the option would otherwise have expired.


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                  Any optionee  whose  employment  has  terminated  by reason of
Disability may exercise his Employee Option, to the extent exercisable upon the effective date of such termination, at any time within one year after such date, but not thereafter and in no event after the date the option would otherwise have expired.

                  The death or Disability of an optionee to whom a Consultant Option has been granted under the Plan shall not affect the option, except as may otherwise be provided in the Contract. The term of a Director Option shall not be affected by the death or Disability of the optionee. In such case, the option may be exercised at any time during its term by his executor, administrator or other person at the time entitled by law to the optionee's rights under such option.


                  10. COMPLIANCE WITH SECURITIES LAWS. The Committee may require, in its sole discretion, as a condition to the exercise of any option that either (a) a Registration Statement under the Securities Act of 1933, as amended (the "Securities Act"), with respect to the shares of Common Stock to be issued upon such exercise shall be effective and current at the time of exercise, or (b) there is an exemption from registration under the Securities Act for the issuance of shares of Common Stock upon such exercise. Nothing herein shall be construed as requiring the Company to register shares subject to any option under the Securities Act or to keep any Registration Statement effective or current.

                  The Committee may require, in its sole discretion, as a condition to the exercise of an option under the Plan, that the optionee execute and deliver to the Company his representations and warranties, in form, substance and scope satisfactory to the Committee, which the Committee determines are necessary or convenient to facilitate the perfection of an exemption from the registration requirements of the Securities Act, applicable state securities laws or other legal requirements, including without limitation that (a) the shares of Common Stock to be issued upon the exercise of the option are being acquired by the optionee for his own account, for investment only and not with a view to the resale or distribution thereof, and (b) any subsequent resale or distribution of shares of Common Stock by such optionee will be made only pursuant to (i) a Registration Statement under the Securities Act which is effective and current with respect to the shares of Common Stock being sold, or
(ii) a specific exemption from the registration requirements of the Securities Act, but in claiming such exemption, the optionee shall prior to any offer of sale or sale of such shares of Common Stock provide the Company with a favorable written opinion of counsel satisfactory to the Company, in form, substance and scope satisfactory to the Company, as to the applicability of such exemption to the proposed sale or distribution.

                  In addition, if at any time the Committee shall determine in its discretion that the listing or qualification of the shares of Common Stock subject to such option on any securities exchange or under any applicable law, or the consent or approval of any governmental agency or regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of an option, or the issuance of shares of Common Stock thereunder, such option may not be exercised in whole or in part unless such listing, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Committee.


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                  11. STOCK OPTION CONTRACTS.  Each option shall be evidenced by an appropriate Contract which shall be duly executed by the Company and the optionee, and shall contain such terms and conditions not inconsistent herewith as may be determined by the Committee.


                  12. ADJUSTMENTS UPON CHANGES IN COMMON STOCK. Not withstanding any other provisions of the Plan, in the event of any change in the outstanding Common Stock by reason of a stock dividend, recapitalization, merger or consolidation in which the Company is the surviving corporation, spin-off, split-up, combination or exchange of shares or the like, the aggregate number and kind of shares subject to the Plan, the aggregate number and kind of shares subject to each outstanding option and the exercise price thereof, the number and kind of shares subject to future grants of Director Options and the 162(m) Maximum shall be appropriately adjusted by the Board of Directors, whose determination shall be conclusive. Such adjustment may provide for the elimination of fractional shares, which might otherwise be subject to options without payment therefor.

                  In the event of (a) the liquidation or dissolution of the Company or (b) a merger in which the Company is not the surviving corporation or a consolidation, any outstanding options shall terminate, unless other provision is made therefor in the transaction.

                  13. AMENDMENTS AND TERMINATION OF THE PLAN. The Plan was adopted by the Board of Directors on June 21, 1996. No option may be granted under the Plan after June 20, 2006. The Board of Directors, without further approval of the Company's shareholders, may at any time suspend or terminate the Plan, in whole or in part, or amend it from time to time in such respects as it may deem advisable, including, without limitation, in order that ISOs granted hereunder meet the requirements for "incentive stock options" under the Code, to comply with the provisions of Rule 16b-3, Section 162(m) of the Code, or any change in applicable law or to regulations or rulings of administrative agencies; provided, however, that no amendment shall be effective without the requisite prior or subsequent shareholder approval which would (a) except as contemplated in Paragraph 12, increase the maximum number of shares of Common Stock for which options may be granted under the Plan or the 162(m) Maximum,
(b) prior to the New Rule Date, materially increase the benefits to participants under the Plan or (c) change the eligibility requirements for individuals entitled to receive options hereunder. Notwithstanding the foregoing, prior to the New Rule Date, the provisions regarding the selection of directors for participation in, and the amount, the price or the timing of, Director Options shall not be amended more than once every six months, other than to comport with changes in the Code, the Employee Retirement Income Security Act or the rules thereunder. No termination, suspension or amendment of the Plan shall, without the consent of the holder of an existing option affected thereby, adversely affect his rights under such option. The power of the Committee to construe and administer any options granted under the Plan prior to the termination or suspension of the Plan nevertheless shall continue after such termination or during such suspension.


                  14. NON-TRANSFERABILITY OF OPTIONS. No option granted under the Plan shall be transferable otherwise than by will or the laws of descent and distribution, and options may be exercised, during the lifetime of the holder thereof, only by him or his legal representatives. Except to the extent provided above, options may not be assigned, transferred, pledged, hypothecated

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or disposed of in any way (whether by operation of law or  otherwise)  and shall not be subject to execution, attachment or similar process.


                  15. WITHHOLDING TAXES. The Company, a Subsidiary or Parent may withhold cash and/or, subject to any applicable limitations under Rule 16b-3, shares of Common Stock to be issued with respect thereto having an aggregate fair market value on the exercise date equal to the amount which the Committee determines is necessary to satisfy the obligation of the Company, any of its Subsidiaries or Parent to withhold Federal, state and local taxes or other amounts incurred by reason of the grant or exercise of an option, its disposition, or the disposition of the underlying shares of Common Stock. Alternatively, the Company may require the holder to pay to the Company such amount, in cash, promptly upon demand. The Company shall not be required to issue any shares of Common Stock pursuant to any such option until all required payments have been made. Fair market value of the shares of Common Stock shall be determined in accordance with Paragraph 5.





                  16. LEGENDS; PAYMENT OF EXPENSES. The Company may endorse such legend or legends upon the certificates for shares of Common Stock issued upon exercise of an option under the Plan and may issue such "stop transfer" instructions to its transfer agent in respect of such shares as it determines, in its discretion, to be necessary or appropriate to (a) prevent a violation of, or to perfect an exemption from, the registration requirements of the Securities Act and applicable state securities laws, (b) implement the provisions of the Plan or any agreement between the Company and the optionee with respect to such shares of Common Stock, or (c) permit the Company to determine the occurrence of a "disqualifying disposition," as described in Section 421(b) of the Code, of the shares of Common Stock transferred upon the exercise of an ISO granted under the Plan.


                  The Company shall pay all issuance taxes with respect to the issuance of shares of Common Stock upon the exercise of an option granted under the Plan, as well as all fees and expenses incurred by the Company in connection with such issuance.


                  17. USE OF PROCEEDS. The cash proceeds from the sale of shares of Common Stock pursuant to the exercise of options under the Plan shall be added to the general funds of the Company and used for such general corporate purposes as the Board of Directors may determine.


                  18. SUBSTITUTIONS AND ASSUMPTIONS OF OPTIONS OF CERTAIN CONSTITUENT CORPORATIONS. Anything in this Plan to the contrary notwithstanding, the Board of Directors may, without further approval by the shareholders, substitute new options for prior options of a Constituent Corporation (as defined in Paragraph 19) or assume the prior options of such Constituent Corporation.

                  19.   DEFINITIONS.


                        (a) "Constituent Corporation" shall mean any corporation which engages with the Company, any of its Subsidiaries or a Parent in a transaction to which Section 424(a) of


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the Code applies (or would apply if the option  assumed or  substituted  were an
ISO), or any Parent or any Subsidiary of such corporation.


                        (b) "Consultant Option" shall mean a NQSO granted pursuant to the Plan to a person who, on the date of grant, is a consultant to the Company or a Subsidiary of the Company and who is not an employee of the Company or any of its Subsidiaries on such date.

                        (c) "Director Option" shall mean a NQSO granted pursuant to the Plan to an Outside Director.

                        (d) "Disability" shall mean a permanent and total disability within the meaning of Section 22(e)(3) of the Code.

                        (e) "Employee Option" shall mean an option granted pursuant to the Plan to an individual who, on the date of grant, is a key employee of the Company or a Subsidiary of the Company.

                        (f) "Outside Director" shall mean an individual who, on the date of grant of a NQSO hereunder, is a director of the Company but is not an employee of the Company or of any of its Subsidiaries or its Parent.

                        (g) "Parent" shall have the same definition as "parent corporation" in Section 424(e) of the Code.

                        (h) "Subsidiary" shall have the same definition as "subsidiary corporation" in Section 424(f) of the Code.

                  20. GOVERNING LAW; CONSTRUCTION. The Plan, such options as may be granted hereunder, the Contracts and all related matters shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to conflict of law provisions. Neither the Plan nor any Contract shall be construed or interpreted with any presumption against the Company by reason of the Company causing the Plan or Contract to be drafted. Whenever from the context it appears appropriate, any term stated in either the singular or plural shall include the plural and the singular, and any term stated in the masculine, feminine or neuter shall include the masculine, feminine and neuter.

                  21. PARTIAL INVALIDITY. The invalidity, illegality or unenforceability of any provision herein shall not affect the validity, legality or enforceability of any other provision, all of which shall be valid, legal and enforceable to the fullest extent permitted by applicable law.


                  22. SHAREHOLDER APPROVAL. The Plan shall be subject to approval by a majority of the votes cast at the next duly held meeting of the Company's shareholders at which a majority of the outstanding voting shares are present, in person or by proxy, and voting on the Plan. No options granted pursuant to the Plan may be exercised prior to such approval, provided that the date of grant of any options granted thereunder shall be determined as if the Plan had not been subject

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to such approval.  Notwithstanding the foregoing, if the Plan is not approved by a vote of the shareholders of the Company on or before June 20, 1997, the Plan and any options granted thereunder shall terminate.

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